© April 29, 2026. Morningstar. All Rights Reserved. Letter from CEO Kunal Kapoor First-Quarter Earnings 2026 Dear Morningstar shareholders, Morningstar reported strong results to open 2026, with first quarter revenue increasing 10.8%, or 7.6% on an organic basis, while operating income and adjusted operating income increased 36.6% and 31.9%, respectively. We remained active in the market for our shares, repurchasing 1.7 million shares for a total of $300.0 million. I am taking a different approach for this quarter’s communications. Late last month, I shared my latest thoughts on the business in our annual report, so this quarter, in place of a longer letter from me, I am sharing a written Q&A with President of Morningstar Credit Detlef Scholz. Today, Morningstar Credit is our third-largest business after Morningstar Direct Platform and PitchBook. It is coming off a standout year and first quarter in 2026, as it surpassed $100 million in revenue for a second consecutive quarter, with broad-based growth across asset classes and geographies and meaningful contributions to adjusted operating income. While the business will be more volatile than our subscription businesses, I am bullish about its long-term prospects. Detlef shares his perspective on how that business has changed since we acquired DBRS in 2019, how the team is thinking about the opportunity and risks in the private credit markets, and where else he is seeing growth potential. But first, a quick recap of our progress in the overall business. Business Highlights Morningstar Direct Platform and PitchBook continued to make important contributions to growth in the first quarter. PitchBook reported revenue growth of 5.3%, or 4.8% on an organic basis. This represented a slowdown from 2025 revenue growth. Softness in corporates remains a challenge, as we experience a more competitive environment for customers with narrower use cases. We have also seen slower growth in our core client segments, especially in venture capital where smaller firms are navigating a tough environment for fundraising and exits. Still, we believe the long-term demand for high-quality, trusted data in the private markets remains intact. With the commercial organization restructuring we completed in late 2025, we have sharpened our focus on our highest-value segments and deepest client relationships. We continue to enhance our product offering with the extension of PitchBook Navigator, our in-platform generative AI assistant, and expansion of our AI capabilities and collaborations, including with Anthropic's Claude for Financial Services, ChatGPT by OpenAI, Perplexity, Rogo, and Hebbia. We believe that our foundation, built around curated data, research, intellectual property, and software, positions PitchBook to deliver improving performance as these investments mature. As you know, we closed on our acquisition of the Center for Research in Security Prices (CRSP) in February. Earlier today, Vanguard announced the coming rebrand of its investable product suite based on the CRSP Market Indexes, with over $3 trillion in investor assets linked. Later this year, the CRSP indexes will be rebranded to Morningstar, and the Vanguard ETFs and mutual funds based on these indexes will undergo a name change to include the Morningstar brand. This represents an important step in our relationship with Vanguard, with whom we share a focus on providing efficient, low cost, high- quality, and transparent access to global markets for all investors. I am excited for other investors to use these indexes, too. We think Morningstar Indexes offers a terrific value proposition, and meaningful assets are now tied to our offering.

Letter from CEO Kunal Kapoor First-Quarter Earnings 2026 © April 29, 2026. Morningstar. All Rights Reserved. Closing Thoughts I am looking forward to seeing many of you at our upcoming annual shareholders’ meeting, which will be held in our Chicago offices on Thursday, May 7. If you have not already registered, I would encourage you to come and hear the latest from our management team, including a live Q&A. This year, we’ve added additional time for product demos, which will be available during breakfast and immediately following the meeting. You can register to attend in-person or virtually here. Finally, a reminder that we will be taking investor question submissions through Tuesday, May 5 with a targeted 8-K response date of Friday, May 22 for any questions that we do not address at the annual shareholders’ meeting. For the full schedule through August, see page 50 of our investor presentation. What I'm Reading Here is recent commentary by our researchers that I especially enjoyed: • Has the Stock Market Really Been More Volatile Than Usual This Year?, Dan Lefkovitz, April 15, 2026 • Private Credit Underwriting Standards Remain Disciplined, Pablo Martinez and Michael Dimler, April 14, 2026 • BDC Credit Performance Under the Microscope, Anthony Tran, Watson Tanlamai, David Laterza, April 14, 2026 • When the Magnificent Seven Meet the Magnificent Few, Dan Lefkovitz, April 8, 2026 • Q1 2026: US Credit Markets Quarterly Wrap, Marina Lukatsky, Abby Latour, John Atkins, Jonathan Hemingway, Glen Fest, Rachelle Kakouris, Taron Wade, April 1, 2026 • Semiconductor Manufacturing: 2026 Q1 - Lofty AI expectations buoy 2026 capital expenditure and capacity plans, Phelix Lee, Jing Jie Yu, Kazunori Ito, Mach. 31, 2026. • The State of ELTIFs 2026, Mara Dobrescu, Francesco Paganelli, Shannon Kirwin, March 26, 2026 • Why the Semiliquid Fund Liquidity Crunch Was Inevitable, Jack Shannon, March 25, 2026 • Oil and Gas: 2026 Q1 - Commodity prices inflect sharply as international tensions flare, but long-term view unchanged, Josh Aguilar, Christian Fleming, Allen Good, Adam Baker, March 23, 2026 • ESG Resilience in Focus, Bin Dong, March 16, 2026 • Moat Ratings Guidebook Amid AI Disruption; Ratings Updates, Winners/Losers, and Top Picks, Eric Compton and Mark Giarelli, March 15, 2026 • The Morningstar Wide Moat Focus Index and the Changing Wide-Moat Landscape, Dan Lefkovitz, March 13, 2026 • Navigating the Energy Implications of the Iran War, Benny Wong, March 5, 2026 • Ignore the Noise: Retail Investment in Private Credit Is Just Beginning, Michael McTamney, Watson Tanlamai, Tim O’Brien, March 5, 2026 • Ranking the AI Giants: A New Framework for the Frontier Five, Harrison Rolfes, March 4, 2026 • As Legendary Manager Will Danoff Leaves Fidelity, Should Investors Follow Him Out the Door?, Robby Greengold, March 3, 2026 • The 2025 State of ESG Data Report, Morningstar Sustainalytics, March 3, 2026 • SpaceX Initiation Report: When Venus and Jupiter Align, Franco Granda, March 2, 2026 • Conflict in the Middle East Brings Economic Disruptions for the Gulf Countries and Beyond, Adriana Alvarado and Elisabeth Rudman, March 2, 2026 • How a Prominent Fund Manager Dodged 2026’s Software Stock Rout, Gregg Wolper, Feb. 25, 2026

Letter from CEO Kunal Kapoor First-Quarter Earnings 2026 © April 29, 2026. Morningstar. All Rights Reserved. • The Many Problems of Incentive Fees in Semiliquid Funds, Jack Shannon, Feb. 24, 2026 • Lessons From a Private Markets Bust: Why This ETF’s Investors Missed Out on SpaceX Gains, Jeffrey Ptak, Feb. 23, 2026 You may also appreciate these recent pieces that share more about our strategy and product innovations: • Kunal Kapoor, CEO, Morningstar On Leading A Financial Services Giant Through Change And Growth, Innovator's Exchange, April 15, 2026 • Morningstar CEO Kunal Kapoor on Market Crashes, AI, and Investing, The CEO Series, March 19, 2026 • Market Intelligence in the Age of AI: An Interview with Morningstar CEO, Kunal Kapoor, Net Interest Extra, March 17, 2026 • Morningstar Launches AI Assistant for Flagship Platform, WealthManagement.com, March 9, 2026 • Morningstar DBRS flags worsening private credit quality as downgrades increase, Reuters, Feb. 23, 2026 • Morningstar taps Experian veteran to lead direct platform push, InvestmentNews, Feb. 19, 2026 Thank you for your continued trust. Best regards, Kunal

© April 29, 2026. Morningstar. All Rights Reserved. Q&A with Detlef Scholz April 2026 Question: Morningstar DBRS is currently celebrating its 50th anniversary. Congratulations! You’ve been President of the Credit business since 2019, when Morningstar acquired DBRS. How has Morningstar Credit changed over that time? Answer: We’re excited to celebrate our 50th anniversary. It’s a big milestone. A lot has changed since the business was launched, particularly from its early years, when it was focused solely on the Canadian credit market. We’re now one of the four largest global credit rating agencies, with offices around the world. We believe that our success has been rooted in our nimble, service-driven, and customer-focused approach. Our investor- first mindset is grounded in the integrity of our analytical processes and our independence, best demonstrated by the unfettered views expressed by our analysts across sectors and geographies. An important part of our growth began with Morningstar’s acquisition of DBRS in 2019. Morningstar Credit’s trailing 12- month revenue through March 31, 2026, totaled $382.4 million. That is more than double our revenue in 2018. When you look at what has supported that growth, the first thing is that, despite strong competition, we’ve done a great job of maintaining our leadership position in Canada. And, as we’ve grown, one of our objectives has been seeking out close adjacencies, building on areas of expertise, and following our clients into new international markets. This has worked well. Outside of Canada, for example, it’s led us to areas where we’re able to compete on a level playing field with incumbent rating agencies. We’ve invested significantly to expand our Fundamental Credit Ratings business outside Canada. European corporate ratings, including coverage of middle-market lending, investment-grade private placements, and infrastructure and project financings, were an important driver of growth in 2025 and again in the first quarter of 2026. That’s an area where we didn’t have a meaningful business four years ago. We’ve also had success growing our business in structured finance, including so-called esoteric asset-backed securities (ABS). Most recently, as private credit has grown across asset classes, we are focused on applying the same rigorous analysis and transparent research that define our work in public markets. When you look at our business today compared to 2019, we’ve grown not only in terms of revenue, but also from a diversification perspective. We cover sovereigns, corporates, infrastructure and project financings, ABS, commercial real estate, residential mortgages, as well as all types of financial institutions. We’re active in Canada, Europe, and the United States, and recently opened an office in Sydney to support growth in the Asia Pacific region. Finally, we have been building a credit data and analytics business, which, while still small, has seen strong growth as clients look for ways to apply our credit ratings and analytical tools to support their own workflows. Finally, as Morningstar DBRS has grown, we have also leveraged Morningstar’s resources more broadly and, in particular, the depth and breadth of its data and research capabilities. For example, we have been able to replace certain external vendor services with Morningstar’s unique datasets. As we look to our next phase of growth, there’s a natural alignment between Morningstar Credit and PitchBook’s investments in LCD and Lumonic, with our shared focus on expanding private credit capabilities.

Q&A with Detlef Scholz April 2026 © April 29, 2026. Morningstar. All Rights Reserved. Question: Let’s talk a little more about private credit. What exactly is private credit, and how does it factor into Morningstar Credit’s growth? Answer: We’ve all read the recent private credit headlines. Part of the challenge is that the term means different things to different people. Many define private credit as directly originated loans provided by non-bank lenders that are not broadly syndicated. In practical terms, instead of a company issuing bonds that trade openly in the public debt markets, it borrows directly from a smaller group of lenders. When we talk about private credit ratings at Morningstar DBRS, we’re specifically talking about credit ratings that we have assigned, but, at the request of the issuer or lender, are not available on our website. These unpublished or “private” credit ratings may relate to private placements, asset-backed loans, and middle-market loans as well as project finance and infrastructure finance transactions. Importantly, these credit ratings span the full credit spectrum—from high investment grade to non-investment grade. Private credit ratings present an exciting growth opportunity for Morningstar DBRS. First, it’s a market that’s growing rapidly, as banks have stepped back from certain types of long-term lending after the global financial crisis. Second, it’s an area in which we can compete on a level playing field with incumbents. That’s because these markets don’t have the same index eligibility constraints that exist for the public bond markets or legacy investment mandates that often go unreviewed for decades at a time. In short, private credit ratings have been an important driver of growth for Morningstar DBRS in recent years. Unpublished credit ratings accounted for roughly a quarter of our credit ratings revenue and a quarter of our outstanding credit ratings in 2025. That’s roughly double the proportion of Morningstar DBRS outstanding credit ratings that were associated with unpublished credit ratings in 2019. Question: Concerns over private credit have been making headlines. What is Morningstar DBRS’ view of the risk here? Does private credit represent a systemic risk? Answer: First, private credit comes in many flavors. If you look at the broadest definition, according to Apollo Global Management, roughly $38 trillion of the roughly $51 trillion in the U.S. credit market is financed outside of traditional public markets. And of that, only 5% is sub-investment grade. That’s actually a lower proportion of below-investment grade exposure than you see in the public credit rating markets. If you focus specifically on the small slice of middle-market lending, which capital market participants often reference when talking about private credit, it’s true that this is predominantly a below-investment grade market. These are riskier credits with higher yields, so it’s not surprising to see higher default rates for this sector relative to investment-grade issuers, consistent with what you see in the public high-yield markets. Other than the default risk, investors are also considering the recoveries they can obtain post default. And, here again, middle-market lending compares well to the public high-yield markets. What’s important, though, is that you assess the credit risk appropriately. This is where we, as a credit rating agency, can add our value. As we look across the private middle-market portfolio that we rate today, default rates remain elevated, consistent with what we anticipated. We expect these conditions to persist at least through 2026. We’re seeing pressure on the weakest

Q&A with Detlef Scholz April 2026 © April 29, 2026. Morningstar. All Rights Reserved. borrowers in the market, largely coming from margin compression and rising debt levels, and in line with what we’d expect from borrowers in the deep non-investment grade space, those with single-B credit ratings or lower. Stepping back, however, we do not currently believe that this segment, which accounts for a rather small component of the broader private credit markets, poses a systemic risk. For more on how our analysts are thinking about risks in the private credit issuers we cover, please see our April 2026 Private Credit Rating Action Chartbook. Question: Critics have raised concerns about whether some rating agencies are assigning “inflated” credit ratings relative to their competitors, including in the private credit sector. How do you approach those issues? Answer: Rather than comparing credit ratings as “higher” or “lower” and credit rating agencies as more “conservative” or “aggressive,” we should compare credit rating performance to real outcomes. Our methodologies, and the actual performance of our credit ratings over our 50-year track record, are front and center for all to see. We believe transparency and the actual track record are the key ingredients necessary for a more informed discussion. The real questions are: Do lower-rated credits actually default more frequently, as suggested in the idealized default tables? Are higher-rated credits of a superior credit quality? The predictive power of a rating system suffers when credit rating agencies consistently rate highly performing credits too low and vice versa. On an annual basis, Morningstar DBRS publishes performance studies calculating the historical transition and default rates for our various credit rating categories and how they’ve changed over time. Across our portfolio, our most recent transition and default study shows that Morningstar DBRS credit ratings on bonds rated between 1976 and 2024, including private credit ratings, continue to perform as expected. We continue to see the incidence of defaults gradually picking up as credit ratings move down the credit rating scale. Another important performance indicator is the timeliness of updates by rating agencies when credit ratings should change up or down. Here, some rating agencies also tend to overshoot during times of market volatility, where they downgrade too quickly and later reverse the rating action. In short, we believe that the debate should be about the predictive quality of the credit ratings assigned by different agencies. And importantly, we’d also note that when providing private credit ratings, we’re using the exact same methodologies as we do in the public markets. The analysis and standards don’t change because a credit rating isn’t published. Question: Beyond private credit, what opportunities are you most excited about? Answer: There are a number of terrific growth opportunities we are pursuing, with application to both public and private credit markets. We continue to build our geographic footprint, most recently with the opening of a Morningstar DBRS office in Sydney to support growth in the Asia Pacific region. We’ve been rating the international offerings of Asia Pacific issuers for roughly 25 years, and with the opening of our new office, we are now able to bring our full range of services to wholesale clients and investors active in Australia and New Zealand. The response from existing and new clients has been really impressive. Next, I would highlight the increasing acceptance of our credit ratings globally, which supports growth across our business. We were pleased with the recent integration of Morningstar DBRS credit ratings into the Bank of New York Mellon’s Global

Q&A with Detlef Scholz April 2026 © April 29, 2026. Morningstar. All Rights Reserved. Collateral Platform, increasing liquidity for institutional investors who hold bonds rated by Morningstar DBRS. We’ve also seen a broadening base of recognition of our credit ratings for solvency and other regulatory calculations. For example, Morningstar DBRS credit ratings were recently confirmed eligible under Japan’s Economic Value-Based Solvency Regulation. More broadly, the relevance of credit ratings in regulatory, collateral, and investment frameworks continues to increase globally. Finally, from a sector perspective, we are excited about opportunities in the project finance, infrastructure, and asset- financing sector, where we have made meaningful investments in analytical and business development staff. This is a large, growing market that helps finance a wide range of projects, including bridges, roads, and stadiums, and is also one type of financing alternative for new data centers necessary to meet the surge in AI capabilities. Question: Let’s explore this further. What role do you see AI playing in the market for credit ratings? Answer: There is an immediate opportunity for Morningstar DBRS to provide credit ratings on the debt that is financing the buildout of AI capacity, and the corresponding infrastructure and energy transformation. I am talking about data centers, fiber networks, GPU purchases, transmission grids, etc. This is an area where we have been active and continue to see strong growth opportunities. We are also integrating AI to better serve our clients, deliver our IP, and publish our credit opinions and research faster than ever before. These efforts include incorporating AI to help our customers more easily understand and navigate our rating methodologies, transaction reports, surveillance and performance data, and making our software, data, and product offerings easier to use and more comprehensive for the benefit of our customers. Finally, consistent with a broader drive across Morningstar, we are focused on using AI to steadily increase the quality of our analytics and data while making our processes as efficient as possible. We believe we are one of the most agile and service-driven credit rating agencies, with AI further strengthening this advantage. Question: There is a lot of uncertainty in the markets as we wrap up the first quarter. How do you expect the current environment to affect issuance trends? Answer: It’s true that we are in a more uncertain economic environment. Visibility on what to expect seems more limited than six months ago. It is remarkable how the fixed-income markets have adapted to elevated volatility and ever-changing macroeconomic scenarios. So far, we haven’t seen any meaningful impact on issuance, which remained robust through the first quarter of the year. At this point, we’re seeing market participants continue their work without pause or hesitation, although geopolitical instability is clearly on everyone’s mind. If we see risks of a recession rise, or a sustained jump in inflation and/or interest rates, that would pose a challenge for all markets, including the credit markets. That said, credit markets have proven to be more resilient to short-term shocks, and our clients continue to exhibit confidence in executing on their strategic plans.

Q&A with Detlef Scholz April 2026 © April 29, 2026. Morningstar. All Rights Reserved. Question: What can market participants do to encourage greater competition in the credit ratings space and a level playing field for all credit rating agencies? Answer: The credit ratings market continues to be highly concentrated, with the two largest rating agencies’ dominance most pronounced in the U.S. corporate public bond markets. Despite attempts by policy makers to address this issue, the market dominance of the legacy rating agencies in corporate bond ratings remains frozen in their pre-great-financial-crisis configuration1. The issue isn’t the complexity of the required credit analysis. Instead, it is the switching costs and structural barriers preventing change. In structured finance, generally speaking, switching costs between credit rating agencies from one transaction to the next are nominal. In corporate finance, those costs are prohibitively high, thanks to investors’ legacy investment mandates, restrictive bond index eligibility definitions, and decades of embedded regulatory references that all point back to the same two or three firms. We believe that greater competition in the provision of credit ratings would benefit investors by increasing the diversity of opinions, broadening the range of analytical approaches available, encouraging innovation, and reducing systemic risk. Market participants can support this evolution. For starters, investors can insist on multiple credit opinions on their credit exposures. Further, they can support the broadening of accepted credit ratings in bond index definitions, and they can review and expand fund by-laws and investment mandates to recognize all U.S. nationally recognized statistical rating organizations (NRSROs) or the equivalent regulatory registrations elsewhere. This letter and the attached Q&A contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial or operating performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “will,” “think,” “can,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results, including expectations regarding the CRSP acquisition and Morningstar Indexes, Morningstar Credit, growth, market conditions, demand and product offerings, among other topics, are in our filings with the SEC, including our most recent reports on Forms 8-K, 10-K and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this letter and the attached Q&A references non-GAAP financial measures including, but not limited to, organic revenue, free cash flow, adjusted operating income and adjusted operating margin. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A discussion of our first-quarter results, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures described in this letter, is provided in our earnings release for the first quarter and ended March 31, 2026, which has been furnished to the SEC and is available on our website. This letter and the attached Q&A does not constitute an offer to sell or a solicitation of an offer to buy any securities of Morningstar in any jurisdiction. Articles and links referred to or included in this letter are not incorporated by reference into this letter or any other SEC filing. 1 For more detail see the Staff Report on Nationally Recognized Statistical Rating Organizations Section IV., page 16